UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2018

Alder BioPharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36431	90-0134860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11804 North Creek Parkway South Bothell, WA		98011
(Address of principal executive offices)		(Zip Code)

(425) 205-2900

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2017 Performance Bonus Payments

On February 17, 2018, the Compensation Committee (the “Committee”) of the Board of Directors of Alder BioPharmaceuticals, Inc. (“Alder”) reviewed the achievement of company and individual performance goals and other factors deemed relevant by the Committee in determining the amounts earned by Alder’s named executive officers under its performance bonus program for 2017. The company performance goals related to advancement of Alder’s clinical trials and preclinical programs and financial, business and corporate development objectives. The individual performance goals consisted of a subjective assessment of each named executive officer’s individual contributions to Alder. Dr. Randall C. Schatzman’s annual performance bonus was based solely upon the achievement of company performance goals. The following table sets forth the 2017 performance bonuses, which will be paid during 2018:

Name and Principal Position	2017 Performance Bonus Award
Randall C. Schatzman, Ph.D.	$354,674
President, Chief Executive Officer and Director
Larry Benedict.	$129,356
Executive Vice President and Principal Accounting Officer
John A. Latham, Ph.D.	$198,888
Chief Scientific Officer
Elisabeth A. Sandoval, M.B.A.	$230,288
Chief Commercial Officer and Executive Vice President of Corporate Strategy

2018 Performance Bonus Program and Salary Increases

On February 17, 2018, the Committee approved annual base salaries and target bonus percentages for Alder’s 2018 performance bonus program for its named executive officers. The 2018 annual performance bonuses for each named executive officer, other than Dr. Schatzman, will be based upon the achievement of company performance goals (50%) and individual performance goals (50%). Dr. Schatzman’s annual performance bonus will be based solely upon the achievement of company performance goals. The company performance goals will be established by the Board of Directors at a later date. The individual performance goals will consist of a subjective assessment of each named executive officer’s individual contributions to Alder. The following table sets forth the base salary and target performance bonus percentages for 2018:

Name and Principal Position	2018 Base Salary	2018 Target Performance Bonus as Percentage of Base Salary
Randall C. Schatzman, Ph.D.	$578,000	55%
President, Chief Executive, Officer and Director
Larry Benedict.	$354,118	40%
Executive Vice President and Principal Accounting Officer
John A. Latham, Ph.D.	$455,234	45%
Chief Scientific Officer
Elisabeth A. Sandoval, M.B.A.	$448,338	45%
Chief Commercial Officer and Executive Vice President of Corporate Strategy

Additional information regarding compensation of Alder’s named executive officers, including the factors considered by the Compensation Committee in determining compensation, will be included in the proxy statement for Alder’s 2018 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alder BioPharmaceuticals, Inc.

Dated: February 23, 2018

	By:	/s/ James B. Bucher
James B. Bucher
Senior Vice President and General Counsel